Goodwill and Intangibles	12 Months Ended
Dec. 31, 2025
Intangible assets and goodwill [abstract]
Goodwill and Intangibles	Goodwill and Intangible assets

	Goodwill	Brands	Computer software	Customer relationships	Total
	€m	€m	€m	€m	€m
Cost
Balance at December 31, 2023	2,105.0	2,430.1	69.3	35.3	4,639.7
Additions	—	—	14.8	—	14.8
Disposals	—	—	(0.9)	—	(0.9)
Effect of movements in foreign exchange	1.1	(1.0)	(0.2)	—	(0.1)
Balance at December 31, 2024	2,106.1	2,429.1	83.0	35.3	4,653.5
Additions	—	0.1	9.3	—	9.4
Disposals	—	—	(9.5)	—	(9.5)
Effect of movements in foreign exchange	(1.4)	0.7	0.3	—	(0.4)
Balance at December 31, 2025	2,104.7	2,429.9	83.1	35.3	4,653.0

	Goodwill	Brands	Computer software	Customer relationships	Total
	€m	€m	€m	€m	€m
Accumulated amortization and impairment
Balance at December 31, 2023	—	8.5	34.0	24.0	66.5
Amortization	—	0.4	6.6	1.8	8.8
Disposals	—	—	(0.6)	—	(0.6)
Effect of movements in foreign exchange	—	—	(0.2)	—	(0.2)
Balance at December 31, 2024	—	8.9	39.8	25.8	74.5
Amortization	—	0.3	7.3	1.8	9.4
Effect of movements in foreign exchange	—	0.4	0.2	—	0.6
Balance at December 31, 2025	—	9.6	47.3	27.6	84.5
Net book value December 31, 2023	2,105.0	2,421.6	35.3	11.3	4,573.2
Net book value December 31, 2024	2,106.1	2,420.2	43.2	9.5	4,579.0
Net book value December 31, 2025	2,104.7	2,420.3	35.8	7.7	4,568.5

Amortization of €9.4 million (2024: €8.8 million; 2023: €7.7 million) is included in ‘other operating expenses’ in the Consolidated Statement of Profit or Loss. Disposals in 2025 include the derecognition of ERP development costs in light of changes to the business transformation program (see Note 7).
Goodwill is initially recognized based on the accounting policy for goodwill (see note 3.5) and is subsequently measured at cost less amounts provided for impairment.
The Company's assets are grouped into cash-generating units (CGUs) which are the smallest identifiable group of assets that generates largely independent cash inflows. For impairment testing purposes, goodwill, as set out above, and indefinite life brand values of €2,420.3 million (December 31, 2024: €2,420.2 million), are allocated to a group of CGUs within the Frozen segment which represents the lowest level within the Company at which the goodwill is monitored for internal management purposes. As required by IAS 36 'Impairment of Assets', an annual impairment review of the carrying amount of the goodwill and the indefinite life brands is carried out to identify whether there is any impairment to the carrying value. The review is performed using the discounted cash flows model whereby a comparison of the carrying values to the value in use is made. Impairment is identified by comparing the value in use of the Frozen segment to its carrying value.
Key assumptions
The values for the key assumptions relating to the annual review of the carrying amount of goodwill and indefinite life brands were arrived at by taking into consideration detailed historical information and comparison to external sources where appropriate, such as market rates for discount factors.

•Budgeted cash flows: the calculation of value in use has been based on the cash flow forecasts by management for 2026 to 2030. Beyond 2030, terminal value growth rate have been applied for future periods in the absence of longer term detailed forecasts. These plans have been prepared by management, and incorporate past performance, historical growth rates and projections of developments in key markets.
•Revenue: projected revenues are built up with reference to markets and product platforms. They incorporate past performance, historical growth rates and projections of developments in key markets. The compound average growth rate for the forecast period is 1.8% (2024: 4.9%).
•Future cash flows make assumptions over consumers' responses to price increases which are inherently less predictable in times of high inflation. Specific risks considered are set out in Item 3D: Key Information - Risk Factors.
•In relation to the ongoing conflict in Ukraine, management assume that there are no further material changes to economic sanctions and tariffs impacting the availability and cost of raw materials and resources. Furthermore, management assumes that current mitigation strategies will be effective in offsetting any material impact of current sanctions. Should these assumptions not hold, impairment charges may result. Specific risks regarding the conflict are set out in Item 3D: Key Information - Risk Factors.
•The impact of climate change on future cash flows has been considered in future cash flows. Specific risks considered are set out in Item 3D: Key Information - Risk Factors.
•Profit margins: projected margins reflect historical performance and incorporates expectations regarding future price increases. The average gross margin for the forecast period is 27.4% (2024: 29.5%).
•Capital expenditure forecast reflects expected expenditure requirements and includes an allowance for the replacement of leased right-of-use assets.
•Discount rate: a pre-tax discount rate of 8.8% (2024: 9.6%) was applied to the cash flows. This discount rate has been calculated using a capital asset pricing model using observable market data for comparable companies as well as the share price of Nomad Foods Limited.
•Long-term growth rates: the growth rate used in the testing after the detailed forecasting period was 2.0% (2024: 1.0%). These rates do not reflect the long-term assumptions used by the Company for investment planning and exclude expectations of future inflation.
Sensitivity to changes in assumptions
Impairment was not required in either the year ended December 31, 2025, or December 31, 2024.
In the year ended December 31, 2025, the estimated recoverable amounts of the Company's operations exceed the carrying values by €529.0 million. Management have performed a sensitivity analysis on the assumptions to which the recoverable amount is most sensitive. If the assumptions used in the impairment review were changed to a greater extent than as presented in the following table, the changes would, in isolation, lead to an impairment loss being recognized. The effect of a reasonably possible change to the most significant assumptions for the year ended December 31, 2025, is as follows:

Change required for carrying value to equal recoverable amount
%
Pre-tax discount rate	0.7
Long-term growth rate	(0.7)
Compound average revenue growth rate	(1.0)
.